SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                Date of Report - October 4, 2002

                        TOWER BANCORP, INC.
                        -------------------
        (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	               25-1445946
--------------            ----------------           --------------
(State or other           (Commission File           (IRS Employer
jurisdiction of                Number)               Identification
incorporation)                                          Number)

Center Square, Greencastle, Pennsylvania                 17225
----------------------------------------             --------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (717) 597-2137
                                                     --------------



                                 N/A
-------------------------------------------------------------------
  (Former name or former address, if changed since last report)




                     Page 1 of 5 Numbered Pages
                  Index to Exhibits Found on Page 4

Item 1.	Changes in Control of Registrant.
        ---------------------------------
	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.
        -------------------------------------
	Not Applicable.

Item 3.	Bankruptcy or Receivership.
        ---------------------------
	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.
        ----------------------------------------------
	Not Applicable.

Item 5.	Other Events.
        -------------
        On October 4, 2002, Tower Bancorp, Inc. issued a news release announcing its earnings for the period ended
        September 30, 2002. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.
        ---------------------------------------
	Not Applicable.

Item 7.	Financial Statements and Exhibits.
        ----------------------------------
        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibit:

             99   News Release, dated September 25, 2002, of Tower
                     Bancorp, Inc.

Item 8.	Change in Fiscal Year.
        ----------------------
	Not Applicable.

Item 9.	Regulation FD Disclosure.
        -------------------------
	Not Applicable.


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               Index to Exhibits Found on Page 4


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  October 4, 2002         /s/ Franklin T. Klink, III
                                --------------------------------------
                                Franklin T. Klink, III
                                Chief Financial Officer





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               Index to Exhibits Found on Page 4



                           EXHIBIT INDEX


                                                        Page Number
                                                        In Manually
Exhibit                                               Signed Original

  99         News Release, dated October 4, 2002,
                of Tower Bancorp, Inc.                       5







                   Page 4 of 5 Numbered Pages
                Index to Exhibits Found on Page 4

                                         Exhibit 99

                                         FOR IMMEDIATE RELEASE
                                         FOR FURTHER INFORMATION:
                                         Franklin T. Klink, III
                                         Chief Financial Officer
                                         (717) 597-2137

              TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA October 4, 2002 - Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports earnings of $ 1,140,478 or earnings per share of $ .66 for the quarter ended September 30, 2002. For the first nine months in 2002, net income was $ 3,732,300 or $ 2.15 per share, an increase of 16% over last year. Return on equity and return on assets were 17.0% and 1.94%, respectively, for the nine months of 2002.
As of September 30, 2002 assets stood at $ 264,294,000, an increase of 10% or $ 24,963,000 over third quarter-end totals for the year 2001. Total loans reached $ 188,199,000, an increase of $ 23,561,000 or 14%, while deposits at the quarter-end increased 4% to $ 188,039,000.
The above figures are based on unaudited financial statements.  The
First National Bank of Greencastle operates eight offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro and Maugansville areas.

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